Exhibit 10.2
(1 of 2)

June 27, 2007

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Torre Ejecutiva, Piso 41
Colonia Huasteca
México, D.F. 11311
México

Dear Mr. Heroles:

We hereby consent to the references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2006, under the heading “Exploration and Production (Reserves)”. We reviewed estimates, as of December 31, 2005, of the proved crude oil, condensate, and natural gas reserves and the oil equivalent of 22 fields with interests owned by the United Mexican States (“Mexico”). These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located offshore Mexico, in the Northeastern Marine Region, and are those referenced in our audit letter dated December 12, 2006.

Very truly yours,

Netherland, Sewell International, S. de R.L. de C.V

By:	/s/ Frederic D. Sewell
Frederic D. Sewell
President

Exhibit 10.2
(2 of 2)

June 27, 2007

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Torre Ejecutiva, Piso 41
Colonia Huasteca
México, D.F. 11311
México

Dear Mr. Heroles:

We hereby consent to the references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2006, under the heading “Exploration and Production (Reserves)”. We reviewed estimates, as of December 31, 2005, of the proved crude oil, condensate, and natural gas reserves and the oil equivalent of 118 fields with interests owned by the United Mexican States (“Mexico”). These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located onshore Mexico, in the Southern Region, and are those referenced in our audit letter dated December 12, 2006.

Very truly yours,

Netherland, Sewell International, S. de R.L. de C.V

By:	/s/ Frederic D. Sewell
Federic D. Sewell
President